UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                          OF THE SECURITIES ACT OF 1934

       Date of Report (date of earliest event reported): November 15, 2006

                          Commission File No. 001-33016

                                 ---------------

                        EAGLE ROCK ENERGY PARTNERS, L.P.
             (Exact Name of Registrant as Specified in Its Charter)

                  Delaware                                    68-0629883
      (State or Other Jurisdiction of                      (I.R.S. Employer
       Incorporation or Organization)                   Identification Number)

                    14950 Heathrow Forest Parkway, Suite 111
                              Houston, Texas 77032
          (Address of principal executive offices, including zip code)

                                 (832) 327-8000
              (Registrant's telephone number, including area code)

                                 ---------------

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

          A press release issued by Eagle Rock Energy Partners, L.P. on November 15, 2006, regarding financial results for the quarter ended September 30, 2006, is attached hereto as Exhibit 99.1, and that press release including the Financial Highlight table included therein is incorporated herein by reference. The information presented herein, including the table, is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Eagle Rock Energy Partners, L.P. filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01  Financial Statements and Exhibits.

           (d) Exhibits (furnished herewith):

                                 Exhibit Index

Exhibit
Number                                              Description
----------------------            ----------------------------------------------

        99.1 Press release of Eagle Rock Energy Partners, L.P., dated November 15, 2006, reporting third quarter 2006 results.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: November 15, 2006

                                     EAGLE ROCK ENERGY PARTNERS, L.P.


                                     By:  EAGLE ROCK ENERGY GP, L.P., its
                                          general partner

                                     By:  EAGLE ROCK ENERGY G&P, LLC, its
                                          general partner

                                     By:   /s/ Richard W. FitzGerald

                                     Richard W. FitzGerald
                                     Senior Vice President, Chief Financial
                                     Officer and Treasurer
                                     (Duly Authorized and Principal Financial
                                      Officer)

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